UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23691

PUERTO RICO RESIDENTS TAX-FREE FUND III, INC.

(Exact name of registrant as specified in charter)

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 00918

(Address of principal executive offices) (Zip code)

Liana Loyola, Esq.

Secretary

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Carla G. Teodoro, Esq. Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen T. Meacham, Esq. UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end: August 31

Date of reporting period: September 1, 2025 – August 31, 2026

Item 1. Report to Shareholders.

(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Puerto Rico Residents Tax-Free Fund III, Inc.

August 31, 2026
Annual Report

Puerto Rico Residents Tax-Free Fund III, Inc.	Portfolio Update

August 31, 2026 (Unaudited)

LETTER TO SHAREHOLDERS

September 30, 2026

Dear Shareholders:

Puerto Rico Residents Tax-Free Fund III, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the fiscal year ended August 31, 2026.

The Federal Reserve Board (the “Fed”) lowered interest rates a total of 0.75% during the last three meetings of calendar year 2025. It then left rates unchanged during the first five meetings of calendar 2026, including the first two meetings under the new Chairman, Kevin Warsh, in June and July. The Fed statements after these two meetings eliminated all references to forward guidance. The federal funds rate closed the six-month period at 3.50% - 3.75%.

On February 20, 2026, the Supreme Court of the United States ruled that the tariffs imposed by the Trump Administration beginning in April 2025 were illegal. The President reacted by imposing new tariffs using different laws. On July 24, 2026, the President announced additional tariffs on more than 80 countries alleging violations of the prohibition of the use of forced labor. These tariffs took effect as the February 2026 tariffs expired. In addition, the trade war with Canada has escalated with both sides raising reciprocal tariffs and banning the sale of certain products.

On February 28, 2026, the United States and Israel launched a military strike against Iran called “Operation Epic Fury”. Iran countered by attacking U.S. targets in neighboring Arab countries and closing the flow of oil through the Strait of Hormuz. The price of oil spiked to above $100 a barrel, and the ten-year note increased from the yield lows that prevailed during February 2026.

On April 7, 2026, the U.S. and Iran agreed to a two week cease fire, including the opening of shipping through the Strait of Hormuz. Even though there were allegations by each party of breaches, the cease fire lasted until July 2026. On July 8, 2026, President Trump announced the cease fire was over, with both sides renewing sporadic attacks. On August 31, 2026, there was an escalation in hostilities as the U.S. sank three Iranian ships and Iran responded with additional strikes. There is considerable uncertainty about the ultimate resolution of the conflict and its impact on the economy. The price of oil has fluctuated widely as it trades on the news of the day. West Texas Intermediate oil contract closed near the top of its recent trading range at $92.78 on September 28, 2026.

Chairman Warsh gave his first major policy speech at the annual Jackson Hole Economic Policy Symposium on August 28, 2026. He emphasized two points, 1) there will be no forward guidance and 2) the Fed’s price stability objective of 2% is “a firm, fixed target.” The market implied probability of a Fed tightening later this year increased after the speech.

The yield curve flattened by 0.21% during the year. The yield of the 2‐year U.S. treasury note closed at 4.34% versus 3.61% at the beginning of the year. The yield of the 10-year U.S. treasury note closed at 4.75% versus 4.23% at the beginning of the year.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Portfolio Update

August 31, 2026 (Unaudited)

The Fed increased the Fed Funds rate by 0.25% at its September 2026 meeting. Market participants expect additional hikes as the Fed focuses on bringing down inflation to its 2% policy target. The yield of the 10-year note rose above 5% during the month, closing at 5.23% on September 28, 2026.

Uncertainty over the timing and size of additional Fed policy tightening’s, evolving tariff and trade negotiations, the shape of the yield curve, and the resolution of the conflict in the Middle East continue to present a challenging environment for the management of the Fund. Notwithstanding, the investment adviser remains committed to seeking investment opportunities within allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/Carlos Nido

Carlos Nido

Chairman of the Board of Directors

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended August 31, 2026. The views and opinions in the letter were current as of September 30, 2026. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Annual Report | August 31, 2026	3

Puerto Rico Residents Tax-Free Fund III, Inc.	Portfolio Update

August 31, 2026 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions.

FUND PERFORMANCE

The following table shows the Fund’s performance for the fiscal year ended August 31, 2026, as compared to the Bloomberg Municipal Bond Index.

Past performance is not predictive of future results.

Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares. The return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value (“NAV”) on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

	Average Annual Total Returns as of August 31, 2026
	1-Year	Since Inception*
Puerto Rico Residents Tax-Free Fund III, Inc. - NAV	10.19%	-0.18%

Bloomberg Municipal Bond Index	4.12%	0.69%

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Puerto Rico Residents Tax-Free Fund III, Inc.	Portfolio Update

August 31, 2026 (Unaudited)

Growth of an assumed $10,000 investment as of August 31, 2026*

*	While the Fund commenced operations on September 29, 1995, it did not register with the SEC under the 1940 Act until May 21, 2021.

The following table provides summary data on the Fund’s dividends for the fiscal year based on NAV as of August 31, 2026:

Dividend yield based on NAV	2.94%

NAV as of August 31, 2026	$3.26

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. The Fund distributed all of its net investment income for the year plus approximately $32,000 of net investment income from prior years. The basis of the distributions is the Fund’s net investment income for tax purposes.

The table below reflects the breakdown of the Fund’s investment portfolio as of August 31, 2026. For details of the security categories below, please refer to the Schedule of Investments.

Asset allocation (% of Total Portfolio)
Municipal Bonds	61.5%

Government Bonds	37.6%

Mortgage-backed Securities	0.9%

The largest Puerto Rico municipal bond holdings in the portfolio, representing 48.4%, are the new-issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $575.1 million for fiscal year 2027, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. Even though interest rates increased, the valuation of the COFINA bonds increased during the year. Transfers to the bonds’ trustee for the redemption of the bonds for fiscal 2026

Annual Report | August 31, 2026	5

Puerto Rico Residents Tax-Free Fund III, Inc.	Portfolio Update

August 31, 2026 (Unaudited)

commenced on July 1, 2026. As of September 25, 2026, sales and use tax collections were $514.3 million representing 89.4% of the required collections for fiscal year 2027. This was 10.4% higher than the $465.9 million collected last year.

The Fund owns $4.3 million face of two AFICA bonds issued by Palmas Athletic Club (“PAC”), representing approximately 4.0% of the portfolio. The bonds had been written off in 2020 because of the bankruptcy of the letter of credit provider, the Tourism Development Fund (“TDF”). The Trustee for the AFICA bondholders secured the rights to the collateral held by TDF and initiated collection from PAC. PAC filed for bankruptcy in August 2025. In July 2026, the Trustee reached an agreement with PAC in bankruptcy court. The agreement includes an up-front cash payment and monthly payments of principal and interest with a balloon payment at the end of ten years. The bonds were valued by the Fund’s Valuation Committee using a discounted cash flow model. See Note 2 of the financial statements for more details.

The Fund owns several mortgage-backed securities (“MBS”) representing 0.9% of its portfolio. They include MBS issued and guaranteed by U.S. agencies, 0.8%, and certain Puerto Rico tax-exempt notes collateralized with U.S. agency MBS, 0.1%. The balance of the MBS decreased from the repayment of the underlying mortgages.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 37.6% and 9.1%, respectively of the portfolio. The valuation of the U.S. agencies decreased during the year in response to higher interest rates across the yield curve. The NAV of the Fund increased $0.21 during the year from $3.05 at the beginning of the year to $3.26 at fiscal year-end. The increase is mostly due to the valuation of the AFICA bonds discussed above.

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of fiscal year end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)

Municipal Bonds	61.5%

US Government and Agency Obligations	37.6%

Fannie Mae Bonds	0.6%

GNMA Bonds	0.2%

Tax Exempt Notes	0.1%

Freddie Mac Bonds	0.0%	†

Total	100.0%

†	Amount represents less than 0.05% or (0.05)%.

Geographic Allocation (% of Total Portfolio)

Puerto Rico	53.3%

United States	46.7%

Total	100.0%

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Puerto Rico Residents Tax-Free Fund III, Inc.	Portfolio Update

August 31, 2026 (Unaudited)

The following table shows the ratings of the Fund’s portfolio securities as of August 31, 2026. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent (% of Total Portfolio)

AA	42.7%

BBB	4.9%

Below BBB	4.0%

Not Rated	48.4%

Total	100.0%

The “Not-Rated” category is comprised of the new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the rating agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of August 31, 2026, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, (the “Investment Adviser”) as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of

Annual Report | August 31, 2026	7

Puerto Rico Residents Tax-Free Fund III, Inc.	Portfolio Update

August 31, 2026 (Unaudited)

common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain the required asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or may issue tax exempt secured obligations (“TSOs”) in the Puerto Rico market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

As of August 31, 2026, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$11,004,000

Leverage Ratio[1]	23.26%

Please refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 6 to the Financial Statements for further details on outstanding leverage during the year. Fund leverage decreased by $2,896,000 during the year ended August 31, 2026.

[1]

Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Schedule of Investments

August 31, 2026

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (48.55%)
US Government and Agency Obligations (48.55%)
$610,000	Federal Farm Credit Banks Funding Corp.	5.700%	10/25/27	$ 620,277
303,000	Federal Farm Credit Banks Funding Corp.	6.180%	11/06/28	314,157
12,480,000	Federal Home Loan Banks(a)	5.500%	07/15/36	13,097,227
1,000,000	Federal Home Loan Banks(b)	5.500%	10/07/44	979,003
800,000	Federal Home Loan Banks(b)	6.000%	08/27/46	793,783
1,548,000	Federal National Mortgage Association	6.625%	11/15/30	1,672,417

				17,476,864

Total Government Bonds (Cost $18,017,724)				17,476,864

Mortgage-Backed Securities (1.15%)
Fannie Mae Bonds (0.70%)(c)
193,445	Federal National Mortgage Association Pool 849999	5.000%	01/01/36	192,324
1,200	Federal National Mortgage Association Pool 580540	6.000%	06/01/31	1,214
6,694	Federal National Mortgage Association Pool 627603	6.500%	11/01/31	6,900
14,049	Federal National Mortgage Association Pool 626656	6.500%	03/01/32	14,482
1,518	Federal National Mortgage Association Pool 504108	7.000%	06/01/29	1,589
14,494	Federal National Mortgage Association Pool 504117	7.500%	05/01/29	14,610
13,165	Federal National Mortgage Association Pool 504109	7.500%	05/01/29	13,158
5,430	Federal National Mortgage Association Pool 523140	7.500%	04/01/30	5,480
2,801	Federal National Mortgage Association Pool 536049	7.500%	10/01/30	2,798

				252,555

Freddie Mac Bonds (0.01%)†,(d)
1,339	Federal Home Loan Mortgage Corp. Pool C18249	7.000%	11/01/28	1,403

See Notes to Financial Statements.
Annual Report | August 31, 2026	9

Puerto Rico Residents Tax-Free Fund III, Inc.	Schedule of Investments

August 31, 2026

Principal Amount/Description		Rate	Maturity	Fair Value
GNMA Bonds (0.30%)(e)
$100,000	Government National Mortgage Association Pool 556254	6.500%	08/15/31	$ 101,868
5,044	Government National Mortgage Association Pool 494909	7.000%	12/15/28	5,088
1,079	Government National Mortgage Association Pool 531461	8.000%	05/15/30	1,088

				108,044

Tax Exempt Notes (0.14%)(f)
1,828	Community Endowment, Inc - collateralized by FN 536042	8.000%	09/01/30	1,889
1,160	Community Endowment, Inc - collateralized by FN 536024	8.500%	05/01/30	1,183
1,398	Community Endowment, Inc - collateralized by GN 470920	7.000%	04/15/28	1,407
11,989	Community Endowment, Inc - collateralized by GN 514585	7.000%	08/15/29	12,228
10,072	Community Endowment, Inc - collateralized by GN 514582	7.000%	08/15/29	10,306
5,686	Community Endowment, Inc - collateralized by GN 449355	7.500%	09/15/27	5,731
18,273	Community Endowment, Inc - collateralized by GN 515390	7.500%	04/15/30	18,504

				51,248

Total Mortgage-Backed Securities (Cost $411,385)				413,250

Municipal Bonds (79.40%)
California (5.41%)
1,700,000	State of California, General Obligation Unlimited	7.625%	03/01/40	1,948,682

Illinois (6.32%)
2,680,000	City of Chicago, 2012 Series B, General Obligation Unlimited	5.432%	01/01/42	2,273,551

Puerto Rico (67.67%)
240,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, A, Revenue Bonds(b),(g),(h)	7.000%	12/20/18	107,136

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund III, Inc.	Schedule of Investments

August 31, 2026

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico (67.67%) (continued)
$3,975,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, A, Revenue Bonds(b),(g),(h)	7.250%	12/20/30	$ 1,774,440
7,574,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b),(i),(j)	0.000%	07/01/46	2,712,871
7,332,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b),(i),(j)	0.000%	07/01/51	1,912,167
3,654,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b),(j)	4.329%	07/01/40	3,572,199
710,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b),(j)	4.500%	07/01/34	707,667
110,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b),(j)	4.536%	07/01/53	100,816
360,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b),(j)	4.550%	07/01/40	356,036
2,640,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b),(j)	4.750%	07/01/53	2,494,218
2,984,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b),(j)	4.784%	07/01/58	2,812,799
8,058,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b),(j)	5.000%	07/01/58	7,806,999

				24,357,348

Total Municipal Bonds (Cost $27,195,933)				28,579,581

Total Investments (129.10%) (Cost $45,625,042)				$46,469,695

Liabilities in Excess of Other Assets (-29.10%)				(10,475,266)
NET ASSETS (100.00%)				$ 35,994,429

See Notes to Financial Statements.
Annual Report | August 31, 2026	11

Puerto Rico Residents Tax-Free Fund III, Inc.	Schedule of Investments

August 31, 2026

†	Amount represents less than 0.05% or (0.05)%.
(a)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.
(b)	Security may be called before its maturity date.
(c)

Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(d)

Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(e)

Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(f)

Community Endowment - These obligations are collateralized by mortgage-backed securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(g)	These bonds defaulted on their interest payments and/or principal and are not accruing interest income.
(h)

AFICA - Puerto Rico Industrial Tourism, Medical, Educational and Environmental Pollution Controls Financing Authority. Revenue bonds payable solely from cash flows generated by the underlying project. These bonds are not currently accruing interest income, are valued by the Valuation Committee, are classified as Level 3 securities under the fair value hierarchy and were valued using significant unobservable inputs.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(j)

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.

Counterparty	Collateral Pledged	Interest Rate	Settlement Date	Maturity Date	Repurchase Amount	Collateral at Fair Value	Value
Goldman Sachs(a)	Federal Home Loan Banks 5.500% due 7/15/2036	3.83%	8/6/2026	9/3/2026	$10,083,950	$10,631,002	$10,054,000
Goldman Sachs(a)	Federal Home Loan Banks 5.500% due 7/15/2036	3.86%	8/27/2026	10/1/2026	$ 953,565	$ 1,007,479	$ 950,000

							$11,004,000

(a) Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund III, Inc.	Statement of Assets and Liabilities

August 31, 2026

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $12,084,011)	$11,638,481
Other securities, at fair value (cost $33,541,031)	34,831,214

$46,469,695

Cash and cash equivalents	243,340
Interest receivable	399,009
Cash due from broker on reverse repurchase agreements	102,117
Prepaid and other assets	97,043
Total Assets	$47,311,204

LIABILITIES:
Reverse repurchase agreements (cost $11,004,000)	$11,032,320
Dividends payable	91,894
Payable to investment adviser	9,825
Payable to fund accounting and administration	14,631
Payable to transfer agency	7,000
Payable for compliance fees	5,214
Payable to directors	13,000
Payable for custodian fees	608
Payable for professional fees	71,056
Payable for legal fees	36,939
Other payables	34,288
Total Liabilities	$11,316,775
Net Assets	$35,994,429

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, 98,000,000 shares authorized 11,032,252 issued and outstanding	$129,225,053
Accumulated deficit	(93,230,624)
Net Assets	$35,994,429

PRICING OF SHARES:
Net Assets	$35,994,429
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	11,032,252
Net asset value per share	$3.26

See Notes to Financial Statements.
Annual Report | August 31, 2026	13

Puerto Rico Residents Tax-Free Fund III, Inc.	Statement of Operations

For the year ended August 31, 2026

INVESTMENT INCOME:
Interest	$2,306,993
Total Investment Income	2,306,993

EXPENSES:
Investment adviser fees	182,305
Accounting and administration fees	97,040
Compliance expense	14,083
Transfer agent expenses	12,000
Interest expense	508,988
Professional fees	71,147
Legal expenses	231,923
Custodian fees	2,481
Director expenses	28,000
Printing expenses	39,361
Insurance fees	52,312
Other expenses	58,002
Total expenses before waiver	1,297,642
Less fees voluntarily waived by investment advisers	(60,769)
Total Expenses	1,236,873
Net Investment Income	1,070,120

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(44)
Net realized gain/(loss)	(44)
Net change in unrealized appreciation/(depreciation) on:
Investments	2,412,389
Net change in unrealized appreciation/(depreciation)	2,412,389
Net Realized and Unrealized Gain/(Loss) on Investments	2,412,345
Net Increase/(Decrease) in Net Assets from Operations	$3,482,465

See Notes to Financial Statements.
14	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund III, Inc.	Statements of Changes in Net Assets

	For the Year Ended August 31,
	2026	2025
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,070,120	$1,169,927
Net realized gain/(loss)	(44)	(48)
Net change in unrealized appreciation/(depreciation)	2,412,389	(2,535,991)
Net increase/(decrease) in net assets resulting from operations	3,482,465	(1,366,112)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and/or capital gains	(1,102,853)	(1,102,101)
Net increase/(decrease) in net assets from dividends	(1,102,853)	(1,102,101)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	23,075	23,203
Net increase/(decrease) in net assets from capital share transactions	23,075	23,203

Net increase/(decrease) in net assets	2,402,687	(2,445,010)

NET ASSETS:
Beginning of year	33,591,742	36,036,752
End of year	$35,994,429	$33,591,742

See Notes to Financial Statements.
Annual Report | August 31, 2026	15

Puerto Rico Residents Tax-Free Fund III, Inc.	Statement of Cash Flows

For the year ended August 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$3,482,465
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchases of short-term investment securities	(10,396,915)
Purchases of long-term investment securities	(800,000)
Proceeds from short-term investment securities	10,400,000
Proceeds from long-term calls and paydowns of portfolio securities	3,691,808
Amortization of premium and accretion of discount on investments, net	(98,839)
Net realized (gain)/loss on:
Investments	44
Net change in unrealized (appreciation)/depreciation on:
Investments	(2,412,389)
(Increase)/Decrease in assets:
Interest receivable	80,871
Prepaid and other assets	(38,680)
Cash due from broker on reverse repurchase agreements	(102,117)
Increase/(Decrease) in liabilities:
Interest payable	(15,600)
Payable to adviser	(263)
Payable to fund accounting and administration fees	(10,017)
Payable to transfer agency	3,000
Payable to directors	7,000
Payable for compliance fees	1,047
Payable for custodian fees	608
Payable for professional fees	(10,246)
Payable for legal fees	36,939
Other payables	17,189
Net cash provided by/(used in) operating activities	$3,835,906

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(153,453,000)
Securities sold under reverse repurchase agreements	150,557,000
Cash distributions paid to common shareholders - net of distributions reinvested	(1,079,727)
Net cash provided by/(used in) financing activities	$(3,975,727)

Net decrease in cash and cash equivalents	$(139,821)
Cash and cash equivalents, beginning of year	$383,161
Cash and cash equivalents, end of year	$243,340

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest expense on reverse repurchase agreements	$524,588

NON-CASH ACTIVITIES:
Reinvestment of dividends	$23,075

See Notes to Financial Statements.
16	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund III, Inc.	Financial Highlights

For a share outstanding during the periods presented

	For the Year Ended August 31, 2026	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
Net asset value - beginning of year	$3.05	$3.27	$3.06	$3.26	$4.11
Income/(loss) from investment operations:
Net investment income(a)	0.10	0.11	0.10	0.10	0.15
Net realized and unrealized gain/(loss)(a)	0.21	(0.23)	0.21	(0.17)	(0.86)
Total income/(loss) from investment operations	0.31	(0.12)	0.31	(0.07)	(0.71)
Less distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.10)	(0.13)	(0.14)
Net increase/(decrease) in net asset value	0.21	(0.22)	0.21	(0.20)	(0.85)
Net asset value - end of year	$3.26	$3.05	$3.27	$3.06	$3.26
Market value per share - end of year(b)	$2.25	$1.73	$1.70	$1.42	$1.64

Total Return - Net Asset Value(c)	10.19%	(3.71%)	10.33%	(2.14%)	(17.48%)
Supplemental Data:
Net assets, end of year (in thousands)	$35,994	$33,592	$36,037	$33,706	$35,834
Ratios to Average Net Assets(d)
Ratio of gross expenses to average net assets(e)	3.59%	3.43%	3.86%	3.89%	2.02%
Ratio of net expenses to average net assets(e),(f)	3.42%	3.27%	3.20%	3.23%	1.37%
Ratio of gross operating expenses to average net assets(g)	2.18%	1.68%	2.14%	2.38%	1.83%
Interest and leverage related expenses to average net assets	1.41%	1.75%	1.72%	1.51%	0.19%
Ratio of net investment income to average net assets(f)	2.96%	3.38%	3.10%	3.31%	4.05%
Portfolio turnover rate	1.68%	0.00%	0.00%	0.00%	0.00%

(a)	Calculated using the average outstanding common shares.
(b)

End of year market values are provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund in an over-the-counter market.

(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.
(d)	Calculated using the average net assets.
(e)	Expenses include both operating and interest and leverage related expenses.
(f)

The effect of the expenses waived for the years ended August 31, 2026, 2025, 2024, 2023 and 2022, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.17%, 0.16%, 0.66%, 0.67% and 0.65%, respectively.

(g)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.
Annual Report | August 31, 2026	17

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund III, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the 1940 Act as of May 21, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on July 31, 1995, and commenced operations on September 29, 1995.

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offering of securities under the 1933 Act, absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of TSOs pending registration under the 1933 Act.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)

Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At August 31, 2026, cash and cash equivalents consisted of a time deposit open account amounting to $243,340 with State Street Bank & Trust Company.

(b)

Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) (refer to Note 3 for details on the investment advisory agreement), on the basis of valuations provided by dealers or by pricing services which are approved by Fund management and the

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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

Fund’s Board of Directors (the “Board”) in accordance with the valuation methods set forth in the governing documents and related policies and procedures. The Investment Adviser has been appointed by the Fund’s Board as the valuation designee pursuant to Rule 2a-5 of the 1940 Act. See Note 2 for further discussions regarding fair value disclosures.

(c)

Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. The Fund’s eligibility for such treatment following its registration under the 1940 Act is provided by Administrative Determination No. 19-04 of the Puerto Rico Department of Treasury (“AD 19-04”) (see Note 9). Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual funds (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current period. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax periods (the current and prior three tax periods) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended August 31, 2026, the Fund did not incur any interest or penalties.

(d)

Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Annual Report | August 31, 2026	19

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)

Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

(f)

Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)

Short- and Medium-term Notes – The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short- and medium-term notes are issued from time to time in denominations of at least $1,000 and maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by State Street Bank and Trust Co. (the “Custodian”), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized

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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

throughout the term of the note or until its first call date. There were no short- or medium-term notes outstanding for the fiscal year ended August 31, 2026.

(h)

Operating Segments – An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the Fund’s investment objective and policies (see Note 9), based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The accounting policies of the Fund are consistent with those described in these Notes to Financial Statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

(i)

Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities, if any, is recorded on the ex-dividend date.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are

Annual Report | August 31, 2026	21

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –

Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –

Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –

Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Investment Adviser the responsibility for making fair value determinations with respect to portfolio holdings. The Investment Advisor has delegated to the Valuation Committee, comprised of voting members of the Investment Adviser, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV

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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments; and
•	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and Other Asset-Backed Securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2 securities under the fair value hierarchy.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves and discount and capital rates. These bonds are classified as Level 2 securities under the fair value hierarchy. During the current year, the Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority (“AFICA”) bonds were classified as Level 3 securities under the fair value hierarchy. The Valuation Committee determined that a discounted cash flow approach was the appropriate valuation technique, with fair value primarily based on the present value of the expected bankruptcy settlement cash flows to bondholders at a 15% rate.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 securities under the fair value hierarchy and the pricing is based on their collateral.

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2 securities under the fair value hierarchy. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2 securities under the fair value hierarchy.

Annual Report | August 31, 2026	23

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$17,476,864	$–	$17,476,864
Mortgage-Backed Securities	–	413,250	–	413,250
Municipal Bonds	–	26,698,005	1,881,576	28,579,581
Total	$–	$44,588,119	$1,881,576	$46,469,695

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of August 31, 2026:

Asset Type	Total
Balance as of September 1, 2025	$–
Accrued Discount/premium	–
Realized Gain/(Loss)	–
Change in Unrealized Appreciation/(Depreciation)	–
Purchases	–
Sales Proceeds	–
Transfers into Level 3	1,881,576
Transfers out from Level 3	–
Balance as of August 31, 2026	$1,881,576

Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments under the fair value hierarchy held at August 31, 2026 amounted to $1,881,576.

The table below provides additional information about the Level 3 fair value measurements as of August 31, 2026:

Investment Security	Fair Value	Valuation Technique	Unobservable Input(s)	Value
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities	$1,774,440	Discounted Cash Flows	Annual Discount Rate 15%	$44.64
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities	107,136	Discounted Cash Flows	Annual Discount Rate 15%	44.64

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Investment Adviser, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.375% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in the investment advisory agreement. For the year ended August 31, 2026, the gross investment advisory fees amounted to $182,305. Total voluntarily waived fees amounted to $60,769 for a net fee of $121,536, of which $9,825 remains payable at year end. There will be no recoupment of these voluntarily waived fees.

State Street Bank and Trust Company, serves as the Fund’s Administrator. Banco Popular de Puerto Rico serves as transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent to the Fund. For the fiscal year ended August 31, 2026, the administrative fees and transfer agent fees amounted to $97,040 and $12,000, respectively, of which $14,631 and $7,000, respectively, remains payable at year end.

State Street Bank and Trust Company has been retained to provide custody services to the Fund. For the year ended August 31, 2026, the custody fees amounted to $2,481 of which $608 remains payable at year end.

Certain officers of the Fund are also officers of the Investment Adviser and/or its affiliates. The six independent directors of the Fund’s Board each receive a stipend from the Fund of $1,000 for attendance at each regular Board meeting, and up to $1,000 for attendance at each special Board meeting. The independent directors do not receive retirement or other benefits as part of their compensation. Three of the independent directors of the Fund also serve on the Fund’s Audit Committee and receive a stipend from the Fund of $1,000 per Audit Committee meeting. For the year ended August 31, 2026, the compensation expense for the six independent directors of the Fund was $28,000, of which $13,000 remains payable at year end.

While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year ended August 31, 2026, and August 31, 2025, were as follows:

	For the Year Ended August 31, 2026	For the Year Ended August 31, 2025
Common shares outstanding - beginning of year	11,025,175	11,017,824
Common shares issued as reinvestment of dividends	7,077	7,351
Common shares outstanding - end of fiscal year	11,032,252	11,025,175

Annual Report | August 31, 2026	25

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased, excluding short-term transactions, for the year ended August 31, 2026, was $800,000.

Proceeds from sales, maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the fiscal year ended August 31, 2026, were $3,691,808. Reverse repurchase agreements entered into for the year ended August 31, 2026, were $150,557,000.

There were no affiliated transactions for the fiscal year August 31, 2026.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Securities sold under reverse repurchase agreements amounted to $11,004,000 at August 31, 2026, and related information is as follows:

Weighted average interest rate at end of the year	3.83%
Maximum aggregate balance outstanding at any time during the year	$14,130,000
Average balance outstanding during the year	$12,483,844
Average interest rate during the year	4.02%

At August 31, 2026, interest rates on reverse repurchase agreements ranged from 3.83% to 3.86% with a maturity date up to October 1, 2026.

At August 31, 2026, investment securities with fair values amounting to $11,638,481 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $28,320 at August 31, 2026.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

At August 31, 2026 the total value of reverse repurchase agreements were as follows:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted(a)	Net Amount Due to Counterparty (not less than zero)
Goldman Sachs	$11,004,000	$–	$11,004,000	$–

(a)	Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

NOTE 7. SHORT-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $11,004,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the fair value hierarchy. There are no long-term financial debt instruments outstanding at August 31, 2026.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of net assets, both individually and in the aggregate. Moreover, collateralized investments have been excluded from this disclosure.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. government are excluded. At August 31, 2026, the Fund had investments with an aggregate market value of $24,357,348 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government nor the Puerto Rico government. Also, at August 31, 2026, the Fund had an investment with a market value of $4,222,233, which was issued by various issuers located in the United States and is not guaranteed by the U.S. government.

Although the Fund is no longer required to invest a minimum portion of its assets in Puerto Rico securities (see Note 9), it continues to hold significant investments in Puerto Rico obligations and, to the extent they are not guaranteed by the U.S. government, is more susceptible to factors adversely affecting Puerto Rico issuers than a fund not so concentrated.

Annual Report | August 31, 2026	27

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

Former requirements. Prior to its registration under the 1940 Act in May 2021, the Fund was registered with the Office of the Commissioner of Financial Institutions of Puerto Rico (“OCFI”) under the Puerto Rico Investment Companies Act of 1954, as amended (the “1954 Act”). Under that regime, the Fund was required, under normal circumstances, to invest at least 67% of its total assets in Puerto Rico securities (and, during the constrained market conditions following 2013, the Fund sought to maintain at least 20% of its total assets in Puerto Rico securities) and was limited to borrowings and other leverage of up to 50% of its total assets.

Current requirements. Upon the Fund’s registration under the 1940 Act, the above referenced requirements ceased to apply. As described by the Puerto Rico Department of the Treasury in AD 19-04 (September 4, 2019), OCFI has taken the position that the 1940 Act as a federal statute preempts the 1954 Act and, therefore, OCFI may not register or regulate under the 1954 Act an investment company required to register under the 1940 Act. As such, under AD 19-04, while the Fund and its shareholders continue to receive the Puerto Rico income tax treatment applicable to investment companies registered under the 1954 Act, there no longer is any requirement that the Fund invest a minimum portion of its assets in Puerto Rico securities. Following the Fund’s registration under the 1940 Act, the Investment Adviser has increasingly managed the Fund in light of AD 19-04, consistent with the Fund’s investment objective and policies, and the Fund has reduced its investments in Puerto Rico securities.

Leverage. Under Section 18 of the 1940 Act, the Fund may issue senior securities representing indebtedness only if, immediately after issuance, the value of its total assets, less liabilities not represented by senior securities, is at least 300% of the aggregate amount of such indebtedness and may issue preferred stock only if such asset coverage is at least 200% of the aggregate liquidation preference of its outstanding preferred stock. These asset coverage requirements also apply when the Fund declares distributions on, or repurchases of, its common stock. The Fund’s reverse repurchase agreements and derivatives transactions for leverage purposes are subject to Rule 18f-4 under the 1940 Act.

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes were as follows:

Cost of investments for tax purposes	$45,625,042
Gross appreciation	2,348,491
Gross depreciation	(1,503,838)
Net appreciation/(depreciation)	$844,653

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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

For the fiscal year ended August 31, 2026, the Fund distributed $1,102,853 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at August 31, 2026, were as follows:

Undistributed net investment income, beginning of the year	$1,733,786
Distributable net investment income for the year	1,070,120
Dividends	(1,102,853)
Undistributed net investment income, end of the year	$1,701,053

For the fiscal year ended August 31, 2025, the Fund distributed $1,102,101 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at August 31, 2025, were as follows:

Undistributed net investment income, beginning of the year	$1,665,960
Distributable net investment income for the year	1,169,927
Dividends	(1,102,101)
Undistributed net investment income, end of the year	$1,733,786

The undistributed net investment income and components of total distributable earnings (accumulated deficit) on a tax basis at August 31, 2026, were as follows:

Undistributed net investment income for tax purposes at the end of the year	$1,701,053
Accumulated net realized loss from investment	(95,776,330)
Unrealized net appreciation (depreciation) from investment	844,653
Total accumulated deficit	$(93,230,624)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, and pandemic or other public health threats, among others.

A significant portion of the Fund’s assets is invested in securities of Puerto Rico issuers (see Notes 8 and 9). As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to

Annual Report | August 31, 2026	29

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

municipal bonds issued by the Commonwealth of Puerto Rico and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to

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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements

August 31, 2026

provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

NOTE 13. SUBSEQUENT EVENTS

On September 30, 2026, the Board of Directors declared an ordinary net investment income dividend of $0.00833, per common share, totaling $91,894, which was paid on October 13, 2026, to common shareholders of record as of September 30, 2026.

The Fund has performed an evaluation of events occurring subsequent to August 31, 2026, through October 27, 2026, which is the date the financial statements were available to be issued. Management has determined that there were no events that occurred during this period that required disclosure in, or adjustment to, the accompanying financial statements other than those disclosed above.

Annual Report | August 31, 2026	31

Puerto Rico Residents Tax-Free Fund III, Inc.	Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Puerto Rico Residents Tax-Free Fund III, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Puerto Rico Residents Tax-Free Fund III, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2026, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian, brokers and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of the Puerto Rico Residents Funds since 2021.

New York, New York

October 27, 2026

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Puerto Rico Residents Tax-Free Fund III, Inc.	Other Information

August 31, 2026 (Unaudited)

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 787-764-1788 and on the SEC’s website at http://www.sec.gov.

Annual Report | August 31, 2026	33

Puerto Rico Residents Tax-Free Fund III, Inc.	Management of the Fund

August 31, 2026 (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their year of birth and their principal occupations for at least five years.

Name, Year of Birth and Address*	Position(s) Held with the Fund, Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
INDEPENDENT DIRECTORS
Agustin Cabrer (1948)	Director since 2003.	President of Antonio Roig Sucesores (land holding enterprise with commercial properties), since 1995; President of Libra Government Building, Inc. (administration of courthouse building), since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting), since 2019; and Director of V. Suarez & Co. (food and beverage distribution company), since 2002.	17 Funds Consisting of 22 Portfolios	None
Carlos Nido (1964)	Director since 2007.

President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under Puerto Rico Law 185, investing primarily in feature films and healthcare, since 2015; President and Executive Producer of Piñolywood Studios LLC; member of the Board of Directors of Grupo Ferré Rangel, GFR Media, LLC, and B. Fernández & Hnos. Inc.

			19 Funds Consisting of 24 Portfolios	None
Gabriel Pagan Pedrero (1953)	Director since 1995.	Vice President of Insular Construction and Supply Company Inc. since 1984.	18 Funds Consisting of 23 Portfolios	None

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Puerto Rico Residents Tax-Free Fund III, Inc.	Management of the Fund

August 31, 2026 (Unaudited)

Name, Year of Birth and Address*	Position(s) Held with the Fund, Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
Luis M. Pellot (1948)	Director since 2003.	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (a legal services business), since 1989.	18 Funds Consisting of 23 Portfolios	None
Clotilde Perez (1951)	Director since 2009.	Corporate development consultant since 2022; Member of the Board of Directors of Campofresco Corp. since 2012; and Partner of Infogerencia Inc. since 1985.	17 Funds Consisting of 22 Portfolios	None
Jorge I. Vallejo (1954)	Director since 2010.	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	17 Funds Consisting of 22 Portfolios	4 Funds Managed by Popular Asset Management
OFFICERS***
Carlos V. Ubiñas (1954)	President since 2025.	Chairman of the Board of Directors of UBS Trust Company of Puerto Rico, since 2023; prior to that CEO and Chairman of UBS Financial Services Incorporated of PR and Head of UBS International.	N/A	N/A
Liana Loyola (1961)	Secretary since 2014.	Attorney in private practice since 2009.	N/A	N/A
Jose Graú (1963)	Treasurer since 2025.	Chief Financial Officer of UBS Financial Services Inc. of Puerto Rico from 2013 to 2021; Treasurer of UBS Financial Services Inc. until 2021; and Director, Chief Financial Officer, Board member and Business Manager of UBS Trust Company of Puerto Rico.	N/A	N/A

Annual Report | August 31, 2026	35

Puerto Rico Residents Tax-Free Fund III, Inc.	Management of the Fund

August 31, 2026 (Unaudited)

Name, Year of Birth and Address*	Position(s) Held with the Fund, Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
Mariela Torres (1970)	Chief Compliance Officer since 2025.	Executive Director and Chief Founder and President of MATOCO LLC. Providing Compliance, Regulatory, BSA/AML and management consulting services since January 2020. CCO of OFS Inc. since 2022.	N/A	N/A
Heydi Cuadrado (1980)	Assistant Treasurer and Vice President since 2025.	Director of UBS Trust Company of Puerto Rico, since March 2012.	N/A	N/A
Edward Ramos (1967)	Vice President since 2025.	Associate Director of UBS Trust Company of Puerto Rico, since 2006.	N/A	N/A
Maria Vilaro (1962)	Vice President since 2025.	Associate Director of UBS Trust Company of Puerto Rico, since 2009.	N/A	N/A

*	The address of the Independent Directors and officers of the Fund is c/o Puerto Rico Residents Family of Funds, 270 Munoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918.

**

Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five years of age, or until he or she shall have resigned or been removed; provided that, any Director that has reached eighty-five years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such Director was assigned to and (ii) one (1) additional term of such class, provided all the other Directors vote in favor of either term of extension.

***	Each officer is annually elected by, and serves as the pleasure of, the Board of Directors.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

August 31, 2026 (Unaudited)

The Board of the Fund met on May 21, 2026 (the “Meeting”), to consider the approval of the Advisory Agreement by and between the Fund and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Adviser, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by K&L Gates LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of this agreement, the Board was informed by multiple years of analysis and discussion amongst themselves and the Investment Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund were fair and reasonable and that the Investment Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent, and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent, and quality of the Investment Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Adviser provides to manage and operate the Fund, the increases of such services over time due to new or revised market, regulatory, or other developments and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Adviser provides portfolio management services for the Fund and, additionally, the Board considered the wide range of administrative and/or “non-advisory” services the Investment Adviser provides to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g.; providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g.; providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations, and foreign filings, as may be necessary); oversight of third-party service providers (e.g.; coordinating and evaluating the services of the Fund’s custodian, transfer agent, and other intermediaries); Board support and administration (e.g.; overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions); shareholder communications (e.g.; overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (e.g.; helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such

Annual Report | August 31, 2026	37

Puerto Rico Residents Tax-Free Fund III, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

August 31, 2026 (Unaudited)

program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios, providing compliance training for personnel, and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Investment Adviser, the Independent Directors also considered the risks borne by the Investment Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent, and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2025 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Investment Adviser to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Adviser in light of the nature, extent, and quality of the services provided. The Board considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the Broadridge Expense Group). The Board also considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as it is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Investment Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential services being provided (i.e., the expertise of the Investment Adviser with the proposed strategy), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers, if applicable, proposed by the Investment Adviser to keep expenses to certain levels and reviewed the amounts the Investment Adviser had waived or reimbursed over the last fiscal years; if

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Puerto Rico Residents Tax-Free Fund III, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

August 31, 2026 (Unaudited)

applicable, and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Investment Adviser’s financial condition. The Independent Directors also reviewed the consolidated financial statements of the Investment Adviser for the year ended December 31, 2025. The Independent Directors also considered the overall financial condition of the Investment Adviser and the Investment Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Adviser derived from its relationship with the Fund, including for the fiscal year ended December 31, 2025, on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Investment Adviser’s revenues, expenses, net income (pre-tax and after-tax), and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Investment Adviser including and excluding distribution expenses incurred by the Investment Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Investment Adviser. In addition, the Investment Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the

Annual Report | August 31, 2026	39

Puerto Rico Residents Tax-Free Fund III, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

August 31, 2026 (Unaudited)

Investment Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of advisory fees paid to the Investment Adviser and concluded that the indirect benefits received were reasonable.

40	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund III, Inc.	Privacy Policy

August 31, 2026 (Unaudited)

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,
•	Written and electronic correspondence,
•	Telephone contacts,
•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

•	Website visits,
•	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Annual Report | August 31, 2026	41

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico

250 Muñoz Rivera Avenue

Tenth (10th) Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR

State Street Bank & Trust Co.

One Congress St

Boston MA 02114

TRANSFER AGENT

Banco Popular de Puerto Rico

Popular Fiduciary Services

209 Muñoz Rivera Avenue

Popular Center, North Tower, 4th Floor

San Juan, Puerto Rico 00918

CUSTODIAN

State Street Bank & Trust Co.

One Congress St

Boston MA 02114

PUERTO RICO LEGAL COUNSEL

Sánchez/LRV LLC

270 Muñoz Rivera Avenue Suite 1110

San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

Sidley Austin, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP

One Manhattan West

New York, New York 10001

DIRECTORS AND OFFICERS

Carlos J. Nido

Director and Chairman of the Board

Agustin Cabrer

Director

Gabriel Pagán Pedrero

Director

Luis M. Pellot

Director

Clotilde Pérez

Director

Jorge I. Vallejo

Director

Carlos V. Ubiñas

President

Jose Graú

Treasurer

Liana Loyola

Secretary

Mariela Torres

Chief Compliance Officer

Heydi Cuadrado

Assistant Treasurer and Vice President

María Vilaró

Vice President

Edward Ramos

Vice President

Remember that:

•	Mutual Funds Shares are not bank deposits or FDIC insured.
•	Mutual Funds Shares are not obligations of or guaranteed by Banco Popular de Puerto Rico or UBS Financial Services Inc. or any of their affiliates.
•	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)  Not applicable.

Item 2. Code of Ethics.

(a)  Puerto Rico Residents Tax-Free Fund III, Inc. (the “Fund” or the “Registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)  No disclosures are required by this Item 2(b).

(c)  During the period covered by this Form N-CSR, there were no amendments to the Code.

(d)  During the period covered by this Form N-CSR, the Fund granted no waivers to individuals covered by the Code.

(e)  Not applicable.

(f)  A copy of the Code is filed herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Fund’s Board of Directors (the “Board”) has determined that the Registrant does not have an audit committee financial expert serving on its Audit Committee.

(a)(2) Not applicable.

(a)(3) The Board believes that the Audit Committee members collectively possess the experience and attributes necessary to oversee the Fund’s financial reporting, internal controls and audit process. The Board further believes that the current composition of the Audit Committee is sufficient for the scale and complexity of the Fund’s investments and operations.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant.

(a)  Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended August 31, 2025, and August 31, 2026, were $57,523 and $57,523, respectively.

(b)  Audit Related Fees. The aggregate fees billed for assurance and related services rendered by E&Y that reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported as Audit Fees under paragraph (a) of this Item for the fiscal years ended August 31, 2025, and August 31, 2026, were $0 and $0, respectively.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)  Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended August 31, 2025, and August 31, 2026, were $10,357 and $10,800, respectively.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)  All Other Fees. The aggregate fees billed for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended August 31, 2025 and August 31, 2026, were $ 0 and $0, respectively.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended August 31, 2025, and August 31, 2026, were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2025, and August 31, 2026, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(e)(2) Not applicable.

(f)  Not applicable.

(g)  The aggregate fees billed by E&Y for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the Registrant for the fiscal years ended August 31, 2025, and August 31, 2026, other than those disclosed in (c) and (d) above, were $0 and $0, respectively. Non-audit fees disclosed, if applicable, pertain solely to UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, and its affiliates.

(h)  The Audit Committee of the Registrant’s Board considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable.

(b)  Not applicable.

Item 6. Investments.

(a)  The Schedule of Investments is included as part of the report to shareholders included under Item 1(a) of this Form N-CSR.

(b)  Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)  Not applicable.

(b)  Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract for the Registrant is included as part of the report to shareholders included under Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Fund’s investment adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

The Fund’s Chief Compliance Officer shall ensure that the Fund’s investment adviser has, in turn, adopted its own proxy voting policy, which it uses to vote proxies for its clients, including the Fund. In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the proxy voting policy of the Fund’s investment adviser (described below), provided such specific voting policy was approved by the Board.

1. General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2. Delegation to the Fund’s investment adviser

The Fund believes that the Fund’s investment adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Fund’s investment adviser is hereby delegated the following duties:

a) to make the proxy voting decisions for the Fund, in accordance with the proxy voting policy of the Fund’s investment adviser, except as provided herein; and

b) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent members of the Board, must approve the investment adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by an investment adviser.

3. Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the Fund’s Portfolio Managers who were primarily responsible for the day-to-day portfolio management of the Fund as of August 31, 2026.

Ms. Heydi Cuadrado has been a Director of UBS Trust Company of Puerto Rico since March 2012. Ms. Cuadrado has been a trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008 and a Portfolio Manager since 2025. She joined UBS Trust Company in 2003.

Ms. Gladys Mirari Lasaga has been employed with UBS Financial Services of Puerto Rico (now UBS Financial Services, Inc.) since 2003, including ten years with UBS Asset Managers of Puerto Rico and thirteen years with the UBS Fund Administration division. Starting on 2025, Ms. Lasaga serves as Portfolio

Manager of the Puerto Rico Residents Family of Funds. Ms. Lasaga holds a Business Administration degree in Finance and Accounting from the University of Puerto Rico and is a Certified Public Accountant.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of August 31, 2026:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
Heydi Cuadrado	Registered Investment Companies	19 Funds consisting of 24 Portfolios	$1.15 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Gladys Lasaga	Registered Investment Companies	19 Funds consisting of 24 Portfolios	$1.15 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

As described above, the Portfolio Managers manage other accounts with investment strategies similar to the Fund, including other investment companies. Fees earned by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) may vary among these accounts and the Portfolio Managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures that it considers fair and equitable for allocating limited opportunities across multiple accounts.

With respect to certain of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts among portfolio managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation. Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of a portfolio manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the Investment Adviser.

A portion of a portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one-, three- or five-year periods unless a Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by a Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers of the Fund as of August 31, 2026:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Heydi Cuadrado	None
Gladys Lasaga	None

(b)  Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this Form N-CSR, there were no repurchases of common shares by the Fund.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the 1934 Act.

(b)  There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  Although it has not done so, the Fund may engage in securities lending, subject to procedures adopted by its Board.

(b)  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)  Not applicable.

(b)  Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics is filed herewith.
(a)(2)	Not applicable.
(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.
(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(c)	Disclosure pursuant to Section 13(r) of the 1934 Act is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND III, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
Principal Executive Officer

Date:	November 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
Principal Executive Officer

Date:	November 5, 2026

By:	/s/ José Grau
José Grau
Principal Financial Officer

Date:	November 5, 2026